UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2017 (January 12, 2017)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 17, 2017, Adobe issued a press release announcing that its Board of Directors has approved a new stock repurchase program granting the Company authority to repurchase up to $2.5 billion in common stock through the end of fiscal 2019. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Under our new stock repurchase program, which is designed to return value to our stockholders and minimize dilution from stock issuances, we may repurchase shares in the open market and also enter into structured repurchase agreements with third parties. The new stock repurchase program approved by our Board of Directors is substantially similar to our previous program authorizing the repurchase of up to $2.0 billion in common stock through fiscal 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 17, 2017	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
99.1	Press release issued on January 17, 2017 entitled "Adobe Announces Program to Repurchase $2.5 Billion of Stock by End of FY2019"				X

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